                                                                  EXHIBIT 10.8

                                  WARRANT AGREEMENT

    THIS WARRANT AGREEMENT ("Agreement") is entered into by and among [_______________] (sometimes herein, the "Grantee"), Photogen Technologies, Inc. (f/k/a MT Financial Group, Inc.) ("the Company") and [_______________] ("Grantor").

                                   R E C I T A L S

    A. Grantor and four other persons ("Members") are the equal owners of all of the Membership Interests of Photogen L.L.C. ("Photogen");

    B. Photogen retained the services of Stuart Fuchs and Jeff Eliot Margolis and Stephen L. Ross, his associates, as placement agents to find venture capital to develop Photogen's technology; and

    C. Stuart Fuchs and his associates found and brought the Company, Photogen and its Members together. The Company and Photogen, together with Photogen's Members and others, entering into a Plan and Agreement of Recapitalization and Merger (the "Transaction") which, if consummated, will result in a placement fee due to Stuart Fuchs and his associates.

    NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

         1. The parties agree that the Recitals shall be incorporated herein as part of this Agreement.

         2. If the Transaction is consummated, the Warrant issued hereunder by the Grantor for [_______________] shares of Common Stock of the Company (the "Common Stock") in the form set out in Exhibit A hereto (the "Warrant"), together with a like Warrant Agreement and Warrant for additional shares of Common Stock to be issued by each of the other four Members to Stuart Fuchs and his associates, aggregating in all 960,000 shares (the "Other Warrants"), plus a payment of $180,000 by the Company to Stuart Fuchs and his associates, will constitute full and complete satisfaction of all placement fees due Stuart Fuchs and his associates for their services in connection with bringing the parties together and the consummation of the Transaction.

         3. If the Transaction is not consummated and the Plan and Agreement of Recapitalization and Merger is terminated, this Agreement and the Warrant shall be cancelled, without liability to any party hereto for such cancellation.

         4. The Shares of the Company which are the subject of the Warrant are outstanding shares owned by the Members. These Shares will be deposited in escrow and will be subject to the terms of an Escrow Agreement attached to the Warrant. The Escrow Agreement provides that the Escrow Agent will only act upon the joint written direction of the Company, the



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Grantee and the Grantor, each of which parties agrees to provide such joint written direction consistent with the terms of this Agreement and the attached Warrant.

         5. THE WARRANT IS ISSUED OF EVEN DATE TO THE GRANTEE WITH THE OTHER WARRANTS. IF THIS WARRANT IS TO BE EXERCISED, THE OTHER WARRANTS ISSUED TO THE GRANTEE MUST BE EXERCISED SIMULTANEOUSLY FOR THE SAME NUMBER OF SHARES OF COMMON STOCK. ANY ATTEMPT TO EXERCISE THE WARRANT CONTRARY TO THE FOREGOING REQUIREMENTS SHALL BE VOID.

         6. SUBMISSION TO JURISDICTION. Each of the parties submits to the jurisdiction of any state or federal court sitting in Chicago, Illinois, in any action or proceeding arising out of or relating to this Agreement and the attached Warrant and agrees that all claims in respect of the action or proceeding may be heard and determined in any such court. Each of the parties waives any defense of inconvenient forum to the maintenance of any action or proceeding so brought and waives any bond, surety, or other security that might be required of any other party with respect thereto. Each party appoints CT Corporation System, 208 S. LaSalle Street, Chicago, Illinois 60604 (the "PROCESS AGENT") as its agent to receive on its behalf service of copies of the summons and complaint and any other process that might be served in the action or proceeding. Any party may make service on any other party by sending or delivering a copy of the process (a) to the party to be served at the address and in the manner provided for the giving of notices in the Plan and Agreement of Recapitalization and Merger or (b) to the party to be served in care of the Process Agent at the address and in the manner provided for the giving of notices in the Plan and Agreement of Recapitalization and Merger. Nothing in this Section 6, however, shall affect the right of any party to serve legal process in any other manner permitted by law or at equity.

         7. In any action to enforce the terms of this Agreement or the attached Warrant, the prevailing party (or parties) shall be entitled to all attorneys' fees and costs, in addition to damages allowable at law or equity against the losing party (or parties) in such amount as the Court may determine.

         8. [_______________] agrees to pay a fee of $50 to the Company for each exercise of a Warrant issued by the Grantor.

         Accepted and agreed to as the 16 day of May, 1997:

                                            Photogen Technologies, Inc.


                                            By:
                                               --------------------------------
                                               Its President




------------------------------------        -----------------------------------
[_______________] , Grantee                 [_______________], Grantor

No.[_______________]                                                 EXHIBIT A


                                       WARRANT


Grantor:      [_______________]

Grantee:      [_______________]

Shares: All or part of [_______________] Shares of Common Stock, par value $.001 per share, of Photogen Technologies, Inc, (f/k/a MT Financial Group, Inc.) (the "Company"), Restricted, Legended and Owned by Grantor

Exercise Price:    $0.29 per Share

Issue Date:        The 16 day of May, 1997

Term:              Five years from date of the issuance of this Warrant


                                 TERMS AND CONDITIONS


         1. GENERAL. This Warrant is issued by the Grantor and accepted by the Grantee pursuant and subject to each of the Terms and Conditions set forth hereinafter. The number of Shares of Common Stock to be received upon the exercise of this Warrant and the price to be paid for a Share of Common Stock may be adjusted from time to time as hereinafter set forth. The Common Stock deliverable upon such exercise and as adjusted from time to time is hereinafter referred to as "Share(s)" and the exercise price for a Share in effect at any time and as adjusted from time to time is hereinafter sometimes referred to as the "Exercise Price." The term "Warrant" used above and throughout this Certificate shall mean this Warrant or successor Warrants issued in exchange for it for any reason pursuant to the terms and conditions contained herein. "Holder" means the Grantee or one or more holders of the Warrant by assignment and transfer in accordance with the terms of this Warrant. Escrow Agent means the American National Bank and Trust Company of Chicago. The "Other Warrants" has the meaning set forth in the Warrant Agreement to which this form of Warrant is attached.

         2. THE WARRANT IS ISSUED OF EVEN DATE TO THE GRANTEE WITH THE OTHER WARRANTS. IF THIS WARRANT IS TO BE EXERCISED, THE OTHER WARRANTS ISSUED TO THE GRANTEE MUST BE EXERCISED SIMULTANEOUSLY FOR THE SAME NUMBER OF SHARES OF COMMON STOCK. ANY ATTEMPT TO EXERCISE THE WARRANT CONTRARY TO THE FOREGOING REQUIREMENTS SHALL BE VOID.

         3. EXERCISE OF WARRANT. This Warrant may be exercised in whole or in part at any time or from time to time on or after the 16 day of May, 1997, but not later than 5:00 p.m., Chicago Time, on the 15 day of May, 2002, by delivery by the Holder to the Escrow Agent of the Purchase Form attached hereto duly executed (with a copy to the Grantor and the Company) and accompanied by certified or bank check payable to Grantor's order, of the Exercise Price for the number of Shares specified in such Form, together with all federal and state transfer taxes applicable upon such exercise, if any. Upon the joint written direction of the Company, the Holder and the Grantor, the Escrow Agent shall promptly deliver the check in the amount of the Exercise Price to the Grantor and deliver the Shares to the Company's Transfer Agent for transfer to the Holder at the Holder's direction, together with federal or state transfer taxes, if any, all pursuant to the terms of Escrow Agreement attached as Exhibit A hereto.

         If this Warrant should be exercised in part only, the Grantor shall, upon surrender of this Warrant for cancellation, execute and deliver a new Warrant, to the Holder, containing terms and conditions identical to this Warrant except as provided for herein, evidencing the right of the Holder to purchase the balance of the Shares purchasable hereunder.

         Upon receipt of this Warrant, the executed Purchase Form and the Exercise Price by the Transfer Agent, the Holder shall be deemed to be the holder of record of the Shares issuable upon such exercise, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such Shares shall not then be actually delivered to the Holder. The Grantor and the Company shall keep detailed records of the disposition of the Warrant, bearing a serial number, and shall make such records available to Holder upon request.

         4.   NOTICES TO WARRANT HOLDER.  The following are "Notice Events:"
(a) if the Company shall pay any dividend or make any distribution upon the Common Stock, or (b) if the Company shall offer to the holders of Common Stock for subscription or purchase by them any shares of stock of any class or any other rights to acquire any such shares of stock or (c) if the Company effects any capital reorganization of the Company, reclassification of the capital stock of the Company, consolidation or merger of the Company with or into another corporation, sale, lease or transfer of all or substantially all of the property and assets of the Company to another corporation or engages in voluntary or involuntary dissolution, liquidation or winding up. In the event of a Notice Event at any time when a portion of this Warrant shall be outstanding and unexercised, the Company shall cause to be delivered to the Holder, prior to either the effective date or record date of the Notice Event (whichever is earlier), a notice containing a brief description of the proposed action and stating the date of which a record is to be taken for the purpose of such Notice Event and the date, if any, which is to be fixed as of which the holders of Common Stock of record shall be entitled to exchange their shares of Common Stock of record for securities or other property deliverable upon the occurrence of such Notice Event or upon which such dividend or distribution is to be paid, and the Holder shall have the opportunity to exercise this Warrant prior to such record date in order to participate as a Common Stockholder in any such Notice Event. The Holder, however, shall have no rights of adjustment in the number of Shares covered by this Warrant or the Exercise Price for such Shares regarding any such Event if the Holder fails to exercise this Warrant prior to the record date of such Notice Event.

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

         5. STOCK SPLITS OR REVERSE STOCK SPLITS. If all or any portion of this Warrant shall be exercised subsequent to any stock split or reverse stock split of the Company occurring after the date hereof, as a result of which shares of any class shall be issued in respect of outstanding Shares of the Company or Shares shall be changed into the same or a different number of shares of the same or another class or classes of capital stock of the Company, the Holder shall receive, for the aggregate Exercise Price paid upon such exercise, the aggregate number and class of shares which such Holder would have received if this Warrant had been exercised immediately prior to the record date for such stock split or reverse stock split. The Grantor shall forthwith deposit with the Escrow Agent the aggregate number and class of shares issued by the Company following any stock split or reverse stock split in exchange for the Shares on deposit with the Escrow Agent immediately prior to the stock split or reverse stock split. Any such event shall result in an appropriate adjustment to the Exercise Price.

         6.   TRANSFER TO COMPLY WITH THE SECURITIES ACT OF 1933.

              (a) This Warrant and the Shares or any other security issued or issuable upon exercise of this Warrant may not be assigned, sold, transferred or otherwise disposed of except to a person who, in the written opinion of counsel reasonably satisfactory to the Company and the Grantor, is a person to whom this Warrant or such Shares may legally be transferred pursuant to applicable state and federal securities laws; and then only upon receipt by the Company and the Grantor of an agreement from such person to comply with the provisions of this paragraph 6 with respect to any resale or other disposition of such securities.

              (b) The Company shall cause the following legend to be set forth on each certificate representing Shares or any other security issued or issuable upon exercise of this Warrant not theretofore lawfully distributed to the public pursuant to applicable state and federal securities laws unless counsel for the Company is of the opinion as to any such certificate that such legend is unnecessary.

              The securities represented by this certificate may not be offered for sale, sold or otherwise transferred except pursuant to an effective registration statement under applicable state and federal securities laws, or pursuant to an exemption from registration under such laws. The Company will require a written opinion of counsel satisfactory to it that the proposed transfer is in compliance with applicable securities laws.

         7. INCIDENTAL REGISTRATION. If at any time the Company shall propose the filing of a registration statement on an appropriate form under the Securities Act of 1933, as amended, for the registration of the Common Stock, other than a registration statement on Form S-4 or S-8 or any equivalent form of registration statement then in effect, then the Company shall give the Holder notice of such proposed registration and shall consider including in such Registration

Statement all or a portion of the Shares then owned or to be owned by such Holder if such Holder desires to be considered a "Selling Shareholder" in such Registration Statement. After receiving such notice from the Company, a Holder desiring to be a Selling Shareholder shall give the Company notice, within 15 business days after receiving such notice from the Company, to be so included. In the event of the inclusion of Shares pursuant to this paragraph, the Company shall bear the Costs and Expenses (defined below) of such registration; provided, however, that the Selling Shareholder(s) shall pay the fees and disbursements of their own counsel and, pro rata based upon the number of Share included therein, the Securities Act registration fees and underwriters' discounts and commissions attributable to such Shares; and, provided further, however, that amounts to which any person or entity shall become entitled pursuant to this sentence shall not include amounts which may become payable pursuant to subparagraph 6(d) hereof. Nothing in this paragraph shall require the registration of Shares in a Registration Statement relating solely to (i) securities to be issued by the Company in connection with the acquisition of the stock or the assets of another corporation, or the merger or consolidation of any other corporation by or with the Company or any of its subsidiaries, or an exchange offer with any corporation, (ii) securities to be offered to the then existing security holders of the Company, or
(iii) securities to be offered to employees of the Company. The Company's obligation to include Shares in such a Registration Statement shall be subject to the following further conditions:

              (a) If underwritten, the distribution for the account of the Selling Shareholders shall be underwritten by the same underwriters who are underwriting the distribution of the securities for the account of the Company and the Selling Shareholder(s) shall enter into an agreement with such underwriters containing customary provisions.

              (b) Whether or not the Holder's Shares are included in the Registration Statement, if the underwriting agreement entered into with the aforesaid underwriters contains restrictions upon the sale of securities of the Company, other than the securities which are to be included in the proposed distribution, for a period not exceeding 120 days from the effective date of the Registration Statement, then such restrictions shall be binding upon the Holder and the Selling Shareholder(s) with respect to any Shares not covered by the Registration Statement and, if requested by the underwriter, the Holder and Selling Shareholder(s) shall enter into a written agreement to that effect.

              (c) If the underwriters, or the Company shall state in writing that they are unwilling to include any or all of the Holder or the Selling Shareholder(s)' Shares in the proposed offering because such inclusion would materially interfere with the orderly sale and distribution of the securities being offered by the Company or for other good reasons, then the number of the Holder's and the Selling Shareholder(s)' shares sought to be included shall be appropriately reduced, or there shall be no inclusion of the Shares of the Holder or the Selling Shareholder(s) in the Registration Statement, in accordance with such statement by the underwriters or the Company.

              (d) As a condition to being accepted as a Selling Shareholder, the Holder shall provide the Company and/or the underwriters, as applicable with customary information for inclusion in the Registration Statement and typical indemnification as called for by the underwriters and/or the Company, as applicable. The Company and/or the underwriters, as applicable, shall provide the Selling Shareholders with customary indemnification as well.

         8.   COSTS AND EXPENSES.  As used in this Warrant, "Costs and
Expenses" of registration shall include all of the costs and expenses relating to the Registration Statement involved, including but not limited to, registration fees, filing and qualification fees of the Company's securities being registered, blue-sky expenses, printing and mailing expenses, and fees and expenses of Company's counsel. The term, however, shall not include fees and expenses of counsel designated by the Selling Shareholder(s) and registration fees relating to the Selling Shareholder(s)' Shares being registered.

         9. ADDRESSES. All notices, certificates, waiver and other communications required or permitted to be given hereunder to any of the parties by any other party shall be in writing and shall be delivered personally or sent by next day delivery service or registered or certified mail, postage prepaid, as follows:

              (a)  If to the Company, addressed to:

                        Photogen Technologies, Inc.
                        1055 Commerce Park Drive
                        Oak Ridge, Tennessee 37830

              (b) If to a Holder, addressed to the address of each such Holder as shall, from time to time, appear on the records of the Company or those of the Company's transfer agent as may be the case.

              (c)  If to the Grantor, addressed to:

                        [_______________]
                        Photogen Technologies, Inc.
                        1055 Commerce Park Drive
                        Oak Ridge, Tennessee 37830


              (d)  If to the Escrow Agent, addressed to:

                        American National Bank and
                        Trust Company of Chicago
                        33 North LaSalle Street
                        Chicago, IL  60690

Any notice delivered personally or sent by next day delivery service shall be deemed to have been given on the date so delivered, and any notice delivered by registered or certified mail shall be deemed to have been given on the date it is received. Any party may change the address to which notices hereunder are to be sent by giving written notice of such change of address in the manner provided for giving notice.

         10. WAIVER. No waiver by a party hereto of any right hereunder shall be effective unless it is in writing which specifically refers to the provision hereof under which such right arises, and no such waiver shall operate or be construed as a waiver of any subsequent matter, whether of a similar or dissimilar nature.

         11. AMENDMENTS. This Warrant may be amended only by a written instrument executed by all parties hereto.

         12. APPLICABLE LAW. This Warrant and the legal relations among the parties hereto shall be governed by and construed in accordance with the substantive laws of the State of Illinois applicable to contracts made and to be performed therein without giving effect to the principles of conflict of laws thereof.

         13. SHARES DEPOSITED IN ESCROW. The Grantor shall deposit the Shares subject to this Warrant in Escrow with the Escrow Agent so that at all times subsequent hereto there shall be on deposit with the Escrow Agent sufficient Shares for issuance and delivery upon exercise of this Warrant, in accordance with the terms of this Warrant and the Escrow Agreement.